AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This Amended and Restated Investment Advisory Agreement (the "Agreement") is made as of January 1, 2015 (the "Effective Date") by and between CUNA Mutual Holding Company, a mutual insurance holding company domiciled in the state of Iowa, and those other entities CUNA Mutual Holding Company either controls (directly or indirectly) or sponsors, all as listed in Section 2 on the attached Schedule of Covered Entities, as may be amended from time to time (collectively the "Company"), and MEMBERS Capital Advisors, Inc. ("Adviser" and, with Company, the "Parties"), a duly licensed registered investment adviser domiciled in the state of Iowa with its principal office located in Madison, Wisconsin. As of the Effective Date, this Agreement replaces the Amended and Restated Investment Advisory Agreement, most recently amended as of January 15, 2014, by and between most of the Parties.

The obligations the Adviser owes to the Company herein are owed to the Company and to each entity listed in Section 2 on the attached Schedule of Covered Entities. The authority conferred by this appointment is deemed to be conferred and may be exercised as fully as though it had been specifically made and individually and separately conferred by each of the entities listed in Section 2 on the attached Schedule of Covered Entities.

CUNA Mutual Holding Company and Advisor may add an entity controlled (directly or indirectly) or sponsored by CUNA Mutual Holding Company to this Agreement without amendment hereto. Such entities shall be added by means of an agreement executed only by Adviser, CUNA Mutual Holding Company and the entity or entities being added to this Agreement.

                           I.    ADVISER'S APPOINTMENT

The Employee Benefits Administration Committee ("EBPAC") is the plan administrator and named fiduciary of the CUNA Mutual Pension Plan for Non-Represented Employees and the CUNA Mutual Pension Plan for Represented Employees (collectively referred to as the "Retirement Plans"). Pursuant to the terms of the Retirement Plans and EBPAC's Charter, EBPAC hereby delegates to the Adviser responsibility to provide to the Company investment manager services on behalf of the funds ("Trust Funds") held by State Street Bank, or its successor ("State Street") as trustee of the Retirement Plans. This delegation of authority is subject to all the terms, conditions, and provisions of the Retirement Plans and the Trust Agreements with State Street. The Retirement Plans shall not be obligated to pay any fees to the Adviser. The Adviser acknowledges that it will be a fiduciary of the Retirement Plans.

With respect to all invested assets other than those in the Trust Funds described above (the "Invested Assets"), the Company hereby appoints the Adviser to act as its principal investment adviser and investment portfolio manager for the purpose of managing the investment and reinvestment of the Company's invested assets, which for this purpose shall include all the invested assets of the entities listed in Section 2 on the attached Schedule of Covered Entities. With regard to the Invested Assets, the Adviser is hereby authorized to delegate some or all of its investment adviser duties hereunder to one or more subadvisors pursuant to a written agreement (a "Subadvisory Agreement") with terms that have been approved by the CUNA Mutual Holding Company Board or Investment Capital Committee ("ICC") and/or the Company's Board or other designated body, as applicable, under which the subadvisor shall furnish the services specified therein to the Adviser. Notwithstanding any delegation of authority, the Adviser will continue to have primary responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement.

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

The Adviser hereby accepts the delegation of authority with respect to the Trust Funds and the appointment as principal investment adviser and investment portfolio manager with respect to the Invested Assets, subject to the terms and conditions herein provided.

                             II.    ADVISER'S DUTIES

The Adviser agrees to provide continuous professional investment management for the Invested Assets and the Trust Funds. The Adviser shall provide an investment program which complies with and is at all times subject to the written policies, directives, and guidelines established from time to time by the Company's Board of Directors, ICC, EBPAC or any other authorized investment oversight body of the Company, as applicable. The Company shall keep the Adviser informed of changes or modifications to the Company's investment objectives and investment restrictions. The investment program shall also comply with all applicable state and federal laws, rules, and regulations. In carrying out this investment program, the Adviser shall perform the following functions at such times and with such frequency as may be reasonably required by the Company and EBPAC:

    (a) Make investment decisions and be responsible for investment and reinvestment of the investment portfolio;

    (b) Perform research, statistical analysis, and continuous supervision of each investment portfolio;

    (c) Provide to the Company and EBPAC the data and information concerning investment activity required to enable the Company to prepare and file all necessary statutory statements, tax returns, and any other reports or returns of a regulatory nature which must be prepared or filed from time to time on behalf of the Company;

    (d) Monitor systems and procedures for proper functioning of all investment activities to ensure compliance with the requirements of applicable federal and state regulatory law, rules and regulations; and

    (e) Render to the Company and EBPAC any periodic and special reports reasonably requested.

                         III.    DEALING WITH UNDERWRITERS
                            AND BROKER-DEALERS OF SECURITIES

When acquiring or disposing of securities on behalf of the Company and the Trust Funds, the Adviser shall place purchase and sale orders with those underwriters, dealers and banks which the Adviser determines can execute the order as expeditiously as possible at the best obtainable price. However, the Adviser is authorized to allocate orders to underwriters, dealers, and banks providing research services or providing portfolio security value quotations or other services without having to demonstrate that such services are of direct or indirect benefit to the Company, so long as the Adviser complies with Section 28(e) of the Securities Exchange Act of 1934 in doing so.

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

                          IV.    ADVISER'S COMPENSATION

With respect to the Trust Funds, no fees shall be paid to the Adviser. With respect to the Invested Assets, the Company shall pay investment advisory fees to the Adviser as compensation for investment advisory services. Fees shall be calculated and paid in accordance with the attached Schedule of Fees which may be amended from time to time by written endorsement executed by the Parties in the manner set forth in Article IX. The Adviser shall be solely responsible for paying fees under any Subadvisory Agreement.

                               V.    OTHER CLIENTS

The Adviser represents that it does not have any responsibilities for other clients which conflict with or involve conflict of interest with its obligations under this Agreement and that it will not assume any such responsibilities while this Agreement is in force. No client relationship or activity on behalf of any client shall be deemed to involve a conflict of interest if such client relationship or activity has been fully and fairly disclosed in writing to the Company and approved by the Chief Ethics & Compliance Officer of the Company or his/her designee, and to the administrator of the plans invested in the Trust Funds, and approved by the administrator of the Retirement Plans. It is understood and agreed that the Adviser may act as adviser to other insurance companies, to investment management companies, institutional funds, mutual funds, separate accounts, and other clients. The Company agrees that the Adviser may give advice and take action with respect to other clients which may differ from advice given or the timing or nature of action taken with respect to the Company. It is understood that the Adviser has a duty to allocate investment opportunities over time on a basis that is fair and equitable to each client. It is understood that the services provided to the Company are not exclusive and that individuals who perform services on behalf of the Adviser may not devote their full time to performance of duties under this Agreement.

                            VI.    INVESTMENT RECORDS

The Adviser agrees that all records which it maintains for the Company and Trust Funds shall be the property of the Company and Trust Funds, respectively, and that the Adviser will surrender promptly to duly designated officers any records when requested to do so by appropriate Company officers or by the administrator of the Retirement Plans. The Adviser further agrees to deliver to the Company and EBPAC, respectively, or preserve for the period prescribed by any applicable insurance or Blue Sky laws or regulations of the Securities and Exchange Commission, all records required to be maintained pursuant to such laws or regulations. The Adviser further agrees that it will protect the confidentiality of all records and accounts it maintains on behalf of the Company and EBPAC, respectively. All accounts and records maintained by the Adviser shall be made available to the accountants or auditors of the Company and EBPAC, respectively, during regular business hours at the Adviser's offices within five (5) days of Adviser's receipt of prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder reasonably requested by the appropriate officers of the Company, EBPAC, or required by any state or federal governmental agency having jurisdiction.

                       VII.    LAWS GOVERNING PERFORMANCE

The services provided hereunder shall be performed in accordance with the legal requirements of the State of Wisconsin and the State of Iowa, insofar as they apply, and the requirements of the

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

Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, the Securities Exchange Act of 1934, and the Employee Retirement Income Security Act of 1974, insofar as these acts apply.

                  VIII.    STANDARD OF CARE AND INDEMNIFICATION

The standard of care imposed on the Adviser by this Agreement is to act with the same care, skill, prudence, and diligence under the circumstances prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Adviser shall use its best efforts in providing investment services and shall have no responsibility for errors of judgment or other action taken or omitted in good faith performance of its duties; however, the Adviser shall indemnify and hold the Company harmless from all losses or damages arising from any acts or omissions due to gross negligence, willful misfeasance, bad faith, or reckless disregard of its duties.

                            IX.    TERM OF AGREEMENT

This Agreement shall not be assigned by either party without the consent of the other party, and any unilateral attempt on the part of the Adviser to assign this Agreement shall result in the automatic termination of this Agreement. Unless sooner terminated by agreement of the parties, the Agreement shall continue for a period of one year from the Effective Date, and thereafter, shall continue automatically for periods of one year.

With respect to the Trust Funds, the delegation of authority may be terminated at any time by notice in writing. With respect to all other Invested Assets, this Agreement may be terminated without penalty by either party after the 60th day following the date upon which written notice is received by the party being notified. This Agreement can be terminated upon shorter notice upon a material breach of this Agreement by another Party. No Party shall have an automatic right to terminate this Agreement solely because another Party has been placed in receivership or seized by an insurance commissioner or department.

In the event this Agreement is terminated, to the extent required by applicable law, the parties will promptly notify the Iowa Insurance Commissioner of any such termination. No amendment to the Agreement may be enforced until reduced to writing and executed on behalf of the parties; and without the prior written consent of the Iowa Insurance Commissioner.

                               X.    MISCELLANEOUS

    A. Other Agreements. This Agreement supersedes any and all agreements previously made by the parties relating to the subject matter hereof, and there are no understandings or agreements other than those incorporated in this Agreement.

    B. Applicable Law. This Agreement shall be governed by the laws of the state of Iowa.

    C. Annual Review. Each Party shall maintain oversight for all goods and services provided to it hereunder. At least annually, the Parties hereto shall review the provision of goods and services hereunder to ensure that they have been provided in a mutually agreed upon manner.

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

    D. No Advancements. Except as explicitly contemplated by this Agreement, no Party shall make any advancement to any other Party hereunder. In no event may a Party hereunder make any advancements to another Party, except to pay for services provided hereunder.

    E. Receivership of a Party. If a Party is placed in receivership or seized by an insurance commissioner or department, then (a) all rights of such Party shall extend to the appropriate insurance commissioner, receiver and/or insurance department and (b) all Records shall be made available to the insurance commissioner, receiver and/or insurance department and shall be turned over to the insurance commissioner, receiver and/or insurance department immediately upon request. If any Party is placed in receivership or seized by an insurance commissioner or department, then the other Parties shall continue to maintain any systems, programs and other infrastructure used or useful to provide the goods and services pursuant to this Agreement so long as such Party is receiving timely payments required by this Agreement; provided, however, that in such circumstances, all Parties shall have the termination rights set forth in Article IX.

    F. Funds and Invested Assets. All funds and invested assets of a Party shall remain the exclusive property of such Party, and shall remain subject to the control of such Party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

CMFG Life Insurance Company                 CUNA Mutual Holding Company
/s/Alastair C. Shore                        /s/Faye A. Patzner

-------------------------------------       --------------------------------------------

BY: Alastair C. Shore                       BY: Faye A. Patzner
    ---------------------------------           ----------------------------------------

TITLE: EVP, CFO & Treasurer                 TITLE: EVP, Chief Administrative Officer
       ------------------------------              -------------------------------------

CUNA Mutual Financial Group, Inc.           MEMBERS Capital Advisors, Inc.
/s/Jason A. Pisarik                         /s/David P. Marks

-------------------------------------       --------------------------------------------

BY: Jason A. Pisarik                        BY: David P. Marks
    ---------------------------------           ----------------------------------------

TITLE: SVP, Chief Accounting Officer        TITLE: President
       ------------------------------              -------------------------------------

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

CUMIS Specialty Insurance Company, Inc.     CUMIS Insurance Society, Inc.
/s/James M. Power                           /s/Steven R. Suleski

----------------------------------------    --------------------------------------------

BY: James M. Power                          BY: Steven R. Suleski
    ------------------------------------        ----------------------------------------

TITLE: President                            TITLE: Secretary
       ---------------------------------           -------------------------------------

CUNA Mutual Insurance Agency, Inc.          CUNA Mutual Investment Corporation
/s/Jay Isaacson                             /s/Thomas J. Merfeld

----------------------------------------    --------------------------------------------

BY: Jay Isaacson                            BY: Thomas J. Merfeld
    ------------------------------------        ----------------------------------------

TITLE: President                            TITLE: SVP, Chief Market Risk Officer
       ---------------------------------           -------------------------------------

CUNA Brokerage Services, Inc.               CUMIS Vermont, Inc.
/s/Timothy S. Halevan                       /s/Thomas J. Merfeld

----------------------------------------    --------------------------------------------

BY: Timothy S. Halevan                      BY: Thomas J. Merfeld
    ------------------------------------        ----------------------------------------

TITLE: President                            TITLE: President
       ---------------------------------           -------------------------------------

TruStage Insurance Agency, LLC              CUMIS Mortgage Reinsurance Company
/s/Susan M. Sachatello                      /s/Brian J. Borakove

----------------------------------------    --------------------------------------------

BY: Susan M. Sachatello                     BY: Brian J. Borakove
    ------------------------------------        ----------------------------------------

TITLE: SVP, TruStage                        TITLE: Treasurer
       ---------------------------------           -------------------------------------

CUNA Mutual International Holdings, Ltd.    CUNA Mutual International Finance, Ltd.
/s/Paul M. Treinen                          /s/Paul M. Treinen

----------------------------------------    --------------------------------------------

BY: Paul M. Treinen                         BY: Paul M. Treinen
    ------------------------------------        ----------------------------------------

TITLE: President                            TITLE: President
       ---------------------------------           -------------------------------------

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

MEMBERS Life Insurance Company              CMFG Life Vermont, Inc.
/s/Timothy L. Graham                        /s/William A. Karls

----------------------------------------    --------------------------------------------

BY: Timothy L. Graham                       BY: William A. Karls
    ------------------------------------        ----------------------------------------

TITLE: SVP, Finance                         TITLE: VP, Controller
       ---------------------------------           -------------------------------------

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

                          SCHEDULE OF COVERED ENTITIES

Covered Entities included within the scope of this Agreement are as follows:

1. The funds of the CUNA Mutual Pension Plan for Non-Represented Employees and CUNA Mutual Pension Plan for Represented Employees covering the entities that are defined as an "Employer" under the provisions of the Retirement Plans approved by EBPAC, as modified from time to time.

2. The invested assets of the following entities with respect to the appointment as principal Investment Adviser described in Section I of the Investment Advisory Agreement:

              CUNA Mutual Holding Company
              CUNA Mutual Financial Group, Inc.
              CMFG Life Insurance Company
              CUNA Mutual Investment Corporation
              MEMBERS Life Insurance Company
              CUMIS Insurance Society, Inc.
              CUNA Mutual Insurance Agency, Inc.
              CUNA Brokerage Services, Inc.
              CUMIS Specialty Insurance Company, Inc.
              Separate accounts maintained by CMFG Life Insurance Company* CUMIS Vermont, Inc. (formerly known as CUMIS Bermuda Limited) CMFG Life Vermont, Inc.
              CUNA Mutual International Holdings, Ltd.
              CUNA Mutual International Finance, Ltd.
              TruStage Insurance Agency, Inc.
              CUMIS Mortgage Reinsurance Company

*To the extent that federal and state regulations require the services of a registered investment adviser for separate accounts which invest in underlying mutual funds.

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

                                SCHEDULE OF FEES

                  (Attached to the Investment Advisory Agreement between
         CUNA Mutual Holding Company et. al. and MEMBERS Capital Advisors, Inc.)

1. The fee payable to the Adviser shall be determined in accordance with the Company's internal cost allocation process which complies with SSAP 70, has settlement terms in compliance with SSAP 96, and shall be payable within 30 days of receipt of invoice.

2. The fee shall be payable monthly or at other times agreed upon by the Parties, but in no event less frequently than quarterly.

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